Exhibit 99.1

CROSSFIRST BANKSHARES, INC. GulfSouth Bank Conference

May 8, 2023 Mike Maddox, President & CEO Randy Rapp, President, CrossFirst

Bank Ben Clouse, CFO Heather Worley, Director of IR

Legal disclaimer CROSSFIRST BANKSHARES, INC. FORWARD

-LOOKING STATEMENTS. This presentation and

oral statements made relating to this presentation contain forward

-looking statements. These forward-

looking statements reflect our current views with respect to, among other things, statements regarding our business plans; expansion targets and opportunities, including as related to the proposed acquisition of Canyon Bancorporation, Inc. and Canyon Community

Bank, N.A. (collectively “Canyon”); our anticipated expenses, cash requireme nts and sources of liquidity; our capital allocation strategies and plans; and future financial performance. These statements are often, but not always, made through the use of words

or phrases such as “positioning,” “growth,” “approximately,”

“believe,” “plan,” “future,” “opportunity,” “anticipated,”

“target,” “expectations,” “expect,” “will,” “strategy,” “goal,

“focused,” “foresee”, “estimate”, “intend”, “plan”, “projection”,

“annualized” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward

-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management,

many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward

-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward

-looking statements, including, but not limited to, the following: impacts on us and our clients of a decline in general business and economic conditions and any regulatory responses thereto, including uncertainty and volatility

in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth,

including identifying and consummating suitable mergers

and acquisitions, entering new lines of business or offering new or enhanced services or products; the transition away from the London

Interbank Offered Rate (LIBOR); fluctuations in fair value of our investments due to factors outside of our control; our ability to successfully manage credit risk and the sufficiency of our allowance; geographic concentration of our markets; economic impact on our commercial real estate and commercial-based loan portfolios, including declines in commercial and residential real estate values; an increase in non-performing assets; our ability to attract, hire and retain key personnel; maintaining and increasing customer deposits, fundi ng availability, liquidity and our ability to raise and maintain sufficient capital; competition from banks, credit unions

and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to

maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or

other failures, disruptions or security breaches; employee error,

fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; mortgage markets; our ability to maintain our reputation; costs and effects of litigation; environmental liability; risk exposure from transactions with financial counterparties; severe weather, natural disasters, pandemics or other external events; changes in laws, rules, regulations, interpretations or policies relating to financial institutions including capital requirements,

higher FDIC insurance premiums and assessments, consumer

protection laws and privacy laws; volatility in our stock price;

issuance of our preferred stock; or risks inherent with proposed business acquisitions and the failure to achieve projected synergies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect

our business, can be found in our Annual Report on Form 10-K, our Quarterly

Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY

DATA. This presentation references certain

market, industry and demographic data, forecasts and other statistical information.

We have obtained this data, forecasts and information from

various independent, third party industry sources and publications.

Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and

estimates are reliable but have not independently verified them.

Statements as to our market position are based on market data currently available to us. Although we are not aware of

any misstatements regarding the economic, employment, industry and other market data
presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

* CrossFirst acquired Farmers & Stockmens Bank (referred

to herein as “Central”) on November 22, 2022. 2

ABOUT NON-GAAP FINANCIAL MEASURES CROSSFIRST

BANKSHARES, INC. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures,

including “adjusted net income”, “adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”,

“adjusted return on average equity (ROE)”, “adjusted efficiency ratio – fully tax equivalent (FTE)” and “pre-tax pre-provision

(PTPP) profit.” We consider the use of select non-GAAP

financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons.

We believe that these non-GAAP financial measures

provide meaningful supplemental information regarding our

performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance.

The non-GAAP financial measures we present may differ

from non-GAAP financial measures used by our peers or other companies.

We compensate for these limitations by providing the equivalent

GAAP measures whenever we present the non-GAAP financial

measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both

measures and the individual components may be
considered when analyzing our performance. A reconciliation of non

-GAAP financial measures to the comparable GAAP financial

measures is provided at the end of this presentation. 3

Management Team PRESENTERS CROSSFIRST BANKSHARES,

INC. Mike Maddox – President, CEO and Director Joined

CrossFirst in 2008 after serving as Kansas City regional

president for Intrust Bank Practicing lawyer for more than six years before joining Intrust Bank Appointed as President and

CEO June 1, 2020, after 12 years of service B.S. Business, University of Kansas; J.D. Law, University of Kansas; Graduate

School of Banking at the University of Wisconsin – Madison

Randy Rapp – President, CrossFirst Bank More than 33 years

of commercial banking experience in Texas in various credit,

production, risk and executive roles Joined CrossFirst in March

2019 after a 19-year career at Texas Capital Bank (NASDAQ:TCBI)

serving as Executive Vice President and Chief Credit Officer from May 2015 until March 2019 B.B.A. Accounting, The University of Texas at Austin and M.B.A. Finance, Texas

Christian University Obtained CPA designation Ben Clouse – Chief

Financial Officer More than 25 years of experience in financial services, asset and wealth management, banking, retail and transportation,

including public company CFO experience Joined CrossFirst

in July 2021 after serving as CFO of Waddell & Reed Financial,

Inc. (formerly NYSE: WDR) until its acquisition in 2021 Significant experience leading financial operations as well as driving operational change B.S. Business, Kansas State University; Master of Accountancy,

Kansas State University Obtained CPA designation and

FINRA Series 27 license Heather Worley – Managing Director,

Investor Relations More than 15 years of experience in marketing,

communications and investor relations in banking and finance

Joined CrossFirst in September 2021. Previously, SVP

& Director of IR for Texas Capital Bancshares, Inc. (NASDAQ:

TCBI) Recognized by Institutional Investor magazine All-America

Executive Team
2017 | Top Investor Relations Professional & All-America

Executive Team 2019 | Top Investor Relations Program

B.A. Communications, Mississippi State University 4

COMPANY OVERVIEW CROSSFIRST BANKSHARES, INC.

The CrossFirst Story Began de novo operations in 2007, completed

IPO in 2019 CrossFirst has grown primarily organically,

as well as through two strategic acquisitions Maintain a branch

-light business model with strategically placed locations across

Kansas, Missouri, Oklahoma, Texas, Arizona, Colorado and

New Mexico Specialty industry verticals include enterprise value,

financial institutions, restaurant finance, energy, mortgage,

and small business (SBA) Strategic Approach Organic growth and enhanced profitability Selectively pursue opportunities to expand through acquisitions or new market development Improve financial performance and operating efficiency Attract, retain and develop talent Leverage technology to elevate the client experience Continue to employ effective enterprise risk management 1Q23 Company Highlights Full-service

Branches 13 Listing NASDAQ: CFB Balance Sheet Total Assets $6.9 billion

Total Loans $5.7 billion Total Deposits $5.8 billion ACL

+ RUC/Loans 1.30% Key Ratios 1Q23 ROAA / Adjusted ROAA(1)

0.97% / 1.04% 1Q23 ROE/ Adjusted ROE(1) 10.53% / 11.30%

1Q23 Net Interest Margin - FTE 3.65% 1Q23 Efficiency

Ratio/ Adjusted Efficiency Ratio-FTE(1) 60.8% / 56.4% Common

Equity Tier 1 9.4% Tier 1 Leverage 9.9% Represents a non-GAAP

financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. Ratios are annualized.

5

FOOTPRINT AND OPERATING STRUCTURE CROSSFIRST

BANKSHARES, INC. METRO MARKETS Kansas City Dallas Fort

-Worth Phoenix Denver COMMUNITY MARKETS Wichita

Oklahoma City Tulsa Colorado Springs Clayton Tucson –

Future INDUSTRY VERTICALS Private & Relationship

Banking Enterprise Value Financial Institutions Restaurant

Finance Energy Mortgage Small Business (SBA) Current CrossFirst

Bank Locations Future CrossFirst Bank Locations 6

Investment Highlights CROSSFIRST BANKSHARES, INC. Excellent

Markets Stable, legacy Community Markets provide steady stream of earnings and strong funding Metro Markets, including Dallas, Kansas

City, Phoenix and Denver, provide attractive growth opportunities

Improved Growth and Profitability 10-year asset compounded annual growth rate of 28% Operating revenue grew over 40% from 2019 to 2022 Net income doubled from 2019 to 2022 Optimization of investments in new markets and verticals Strong Balance Sheet

Loan portfolio is largely variable Liquidity of 33% of assets, using on-

and off-balance sheet sources; 100% AFS securities portfolio Granular deposit portfolio across geographies and industries; approximately 35%

uninsured deposits Well-diversified loan portfolio by industry and geography across C&I and CRE Clean Credit Portfolio Net

charge-offs to loans ratio of 0.09% annualized on a trailing 12-month basis Strong reserve levels at 1.30% of loans 7

Improving Core Metrics CROSSFIRST BANKSHARES, INC. Net

Income $28.5 $12.6 $69.4 $61.6 $16.1 2019 2020 2021 2022 Q1 2023

Operating Revenue (1 $15.2 $172.0 $182.4 $210.8 $62.6 $8.7 $11.7

$13.7 $17.3 $4.4 $141.5 $160.3 $168.7 $193.5 $58.2 2019 2020

2021 2022 Q1 2023 Net Interest Income Non-Interest Income Adjusted

Net Income (2) & PTPP Pofit (2) $27.4 $62.5 $20.0 $72.0 $73.0

$83.0 $68.6 $89.1 $17.3 $24.6 2019 2020 2021 2022 Q1 2023 Adjusted

Net Income Pretax, PreProvision Profit 0.97% 1.39% 0.58%

0.20% 0.16% 2019 2020 2021 2022 Q1 2023 Non-performing

Assets /Total Assets Note: Dollar amounts are in millions, other than per share amounts and amounts are presented as of the end of the period unless otherwise stated. Defined as net interest income plus non-interest income Represents a non-GAAP financial

measure, see non-GAAP reconciliation slides at the end of this presentation for more details 8

OUR GROWTH CROSSFIRST BANKSHARES, INC. Total Assets

Compound Annual Growth Rates Since 2012 Total Assets 27.6%

$565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,621

$6,601 $56,895 2012 2013 2014 2015 2016 2017 2018 2019

2020 2021 2022 Q1 2023 2007 Began de novo operations 2012 Expanded into Wichita and Oklahoma City markets 2013 Expanded into Tulsa market through acquisition of Tulsa National Bancshares,

Inc. (~$160mm in Total Assets) 2016 Expanded into Dallas

market 2019 CrossFirst Bankshares, Inc. Initial Public Offering

at $14.50; Nasdaq listed: CFB 2021 Expanded into Phoenix market

2022 Expanded into Colorado and New Mexico markets through

acquisition of Central (~$648mm in Total Assets) 2023 Announced

expansion into Tucson market through anticipated acquisition of Canyon in second half of 2023 Note: Dollars in chart are

in millions. 9

DRIVEN BY OUR EXTRAORDINARY CULTURE

CROSSFIRST BANKSHARES, INC.

FOCUSING ON OUR CORE VALUES

At CrossFirst Bank, extraordinary service is the unifying purpose at the very heart of our organization. To deliver on our purpose, each of our employees operates with four values that define our approach to banking: character, competence, commitment, and connection.

These are not just words at CrossFirst. They are core values that guide our actions, decisions, and vision.

CHARACTER
Who You Are

COMPETENCE
What You Can Do

COMMITMENT
What You Want To Do

CONNECTION
What Others See In You

INVESTING IN OUR PEOPLE & CLIENTS

We prioritize and invest in creating opportunities to help employees grow and build their careers using a variety of training and development programs. These include online, classroom, and on-the-job learning formats. Our CrossFirst training programs include:

The CrossFirst Way: An immersive, multi-day culture and leadership-driven onboarding program for all new hires to advance and preserve our values and operating standards

CrossFirst University: A development program designed for emerging leaders that explores core leadership concepts and the foundations of the banking industry

Top 5 Clifton Strengths®: As a GALLUP® Strengths-Based organization, our very first commitment to every new employee is that we will value them and provide access to their unique CliftonStrengths®

POSITIONING FOR SUCCESS

We strive to build an equitable and inclusive environment with diverse teams who support our core values and strategic initiatives. We strive to hire and retain top-tier talent to drive growth and extraordinary service.

22% of 2022 new hires were ethnically diverse

61% of workforce is female as of 12/31/22

68% GALLUP® Q12 Survey engaged employees; with more than 89% of employees responding

Don Clifton Strengths-Based Culture Award 2023 Winner: Recently recognized as one of seven recipients of the GALLUP® Don Clifton Strengths-Based Culture award – a worldwide honor!

10

First Quarter 2023 Highlights CROSSFIRST BANKSHARES, INC.

Financial Performance Net Income $16.1 Million Adjusted(2) Net Income

$17.3 Million Diluted EPS $0.33 Adjusted(2) Diluted EPS $0.35 ROE(1)

10.53% Adjusted(1)(2) ROE 11.30% ROAA(1) 0.97% Adjusted(1)(2)

ROAA 1.04% Profitability Net interest income increased

8% from Q4 2022 and 35% from Q1 2022 due to the higher rate

environment, coupled with strong organic loan growth and impacts from the acquisition of Central Fully tax equivalent NIM increased 4bps to

3.65% during Q1 2023 and has expanded 36bps from Q1

2022(3) Balance Sheet Completed the Central bank core systems conversion during the quarter Loan portfolio increased $275 million from Q4

2022 Deposits increased $186 million from Q4 2022 Issued $7.8 million of Series A Preferred Stock Credit Quality NPAs

/ assets decreased $2.0 million, or 4bps during the quarter to 0.16%

and have declined 48bps from March 31, 2022 NCOs / average

loans were 0.12% annualized for the quarter and 0.09% for the trailing 12 months Provisioned $4.4 million during the quarter, largely

to support loan growth Ratios are annualized Represents a non-GAAP financial measure, see non-GAAP reconciliation slides

at the end of this presentation for more details The incremental

Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 11

Diverse loan portfolio CROSSFIRST BANKSHARES, INC. Loan

Mix by Type ($5.6bn) Owner Occupied Real Estate 9% Energy

3% CRE 44% Residential Real Estate 7% Other 1% C&I 36% Note:

Gross loans, (net of unearned income) data as of March 31, 2023.

12

Diverse loan portfolio CROSSFIRST BANKSHARES, INC. CRE

Loan Portfolio by Segment Retail 17% Office 14% Industrial 16%

1-4 Family Res Construction 7% Hotel 9% Other 24% Multi-Family

13% C&I Loan Breakdown by Type Financial Management

Financial Management 7% Restaurants 8% Engineering &

Contracting 8% Health Care. 6% Business Loans to Individuals 5%

Aircraft & Transportation 5% Merchant Wholesalers 3% Other

Industries 41% Estate Activity 7% Manufacturing 10% Note:

Data as of March 31, 2023. 13

Asset Quality Performance CROSSFIRST BANKSHARES, INC. Classified

Loans / Capital + ACL + RUC $73.3 $81.5 $72.1 $67.7 $67.0

10.7% 12.2% 11..2% 10.0% 9.3% Q1 2022 Q2 2022 Q3 2022

Q4 2022 Q1 2023 Classified Assets Classified / Total Capital

+ ACL + RUC Classified loans remained consistent with

the prior quarter while the ratio to Total Capital + ACL + RUC improved to 9.3% Non-performing Assets / Total Assets 0.6%

0.5% 0.3% 0.2% 0.2% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1

2023 NPAs decreased primarily due to one C&I loan charge

-off and paydowns on non-accrual loans Note: Dollar amounts are

in millions. 14

Asset Quality Performance CROSSFIRST BANKSHARES, INC. Net

Charge-offs (Recoveries) / Average Loans(1) 0.10%

0.10% 0.16% -0.02% 0.12% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1

2023 Net charge-offs were $1.6 million for Q1 2023, compared to net recoveries of $0.3 million in Q4 2022 and net charge

-offs of $1.1 million in Q1 2022 Net charge-offs were 0.09% annualized on a trailing 12-month basis Allowance for Credit Losses / Total Loans

1.38% 1.35% 1.34% 1.31% 1.30% $4.9 $5.3 $6.7 $8.7 $8.1 $55.2

$55.8 $55.9 $61.8 $65.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1

2023 ACL RUC ACL + RUC / Total Loans ACL + RUC / Total

Loans of 1.30% was consistent with linked quarter and lower

than the same period a year ago, primarily due to reduced non-performing loans with specific reserves Allowance for credit losses to non-performing loans at the end of Q1 2023 was 629% Note: Dollar amounts are

in millions Ratio is annualized for interim periods. 15

Deposit trends CROSSFIRST BANKSHARES, INC. Total Deposits

and % DDA $4,622 $4,744 $4,988 $5,651 $587 $3,512 $3,581

$3,874 $4,251 $4,867 $1,110 $1,163 $1,114 $1,400 $970

Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 DDA Interest-bearing

Deposits Average deposits for Q1 2023 increased $439 million,

or 33.7% annualized compared to Q4 2022 Cost of deposits

increased 54bps this quarter, due to market rate increases

and deposit mix changes Non-interest-bearing deposits were 17% of total deposits this quarter Top 25 deposit relationships represent

23% of total deposits Cost of Deposits 0.31% 0.42% 1.20% 2.03% 2.57%

16

DEPOSIT DIVERSITY & CHARACTERISTICS

CROSSFIRST BANKSHARES, INC.

Deposits by Customer Type



Wholesale 13.3%
Consumer 17.0%
Business 69.7%

Average Client Account Balances[1]						
$ in thousands	**Deposits**		**CDs**		**Total**	
Individual	$	56	$	170	$	70
Business		214		438		230
Total	**$**	**132**	**$**	**259**	**$**	**145**

Customer Deposits by State			
Kansas	36.1%	Other	5.6%
Oklahoma	17.3%	Illinois	5.2%
Texas	12.1%	California	3.5%
Missouri	9.3%	Arizona	2.7%
Colorado	6.3%	New Mexico	1.9%

Business Accounts by Industry *(by NAICS Code)*	
Trusts, Estates, & Agency Accts	15.3%
Banking Inst & Trust Companies	5.6%
Other Services	3.6%
Investment Pools & Funds	3.5%
Other Financial Investment Activities	3.5%
Professional, Scientific, & Tech Svcs	3.3%
Construction	3.1%
Utilities	2.4%
Securities & Oth Fin Activities	2.3%
Non-residential Real Estate	2.2%
Health Care & Social Assistance	2.2%
Educational Services	2.1%
Residential Real Estate	2.1%
Manufacturing	1.7%
Public Admin	1.6%
Mgmt of Companies & Enterprises	1.4%
Accommodation & Food Svcs	1.4%
Other Real Estate Leasing & Svcs	1.3%

Estimated Uninsured Deposit Analysis *($ in millions)*	
Estimated Uninsured Deposits[1]	$ 2,367
Less: Pass-thru Deposits	331
Estimated Uninsured Deposits Excluding Pass-thru	$ 2,036
Total Deposits	$ 5,837
Estimated Uninsured Deposits (Excluding Pass-thru) as % of Total Deposits	35%

Note: All deposit data as of March 31, 2023 ; Average deposit data for the quarter-ended March 31, 2023
(1) Excludes internal accounts, ICS, CDARS, public funds and pass-thru insurance deposits
(2) Estimated amount of uninsured deposits as reported on the March 31, 2023 Call Report for CrossFirst Bank

17

Net Interest Margin CROSSFIRST BANKSHARES, INC. Yield

on Loans & Cost of Deposits 4.00% 0.31% 4.28% 0.42% 5.08%

1.20% 5.93% 2.03% 6.56% 2.57% Q1 2022 Q2 2022 Q3

2022 Q4 2022 Q1 2023 Yield on Loans Cost of Total Deposits

Net Interest Margin – Fully Tax Equivalent (FTE)(1) 3.29%

3.52% 3.56% 3.61% 3.65% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1

2023 Fully tax-equivalent NIM increased 4bps from Q4 2022,

due to the benefit of non-interest-bearing deposits Loan yields increased

63bps in the quarter due to repricing of existing loans and organic growth

Cost of deposits increased 54bps from Q4 2022 due to continued

pricing pressure and a mix shift into higher cost products Loan to deposit ratio increased to 97% from 95% in Q4 2022 Ratio is annualized for interim periods; the incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0%

18

Net Interest Income Sensitivity CROSSFIRST BANKSHARES, INC. Net

Interest Income Impact From Rate Changes (5.27)% (0.58)% (1.69)%

0.05% (0.66)% 0.07% 0.64% (0.04)% 1.31% (0.09)% 2.01% (11.00)%

-300 bps -200 bps -100 bps 100+ bps 200+ bps 300+ bps Rate Shock

Rate Ramp Loans: Rate Reset and Cash Flow Profile 59% 10%

9% 19% 3% 1-3 Months 4-12 Months 1-2 Years 2-5 Years

> 5 Years Roughly 69% of Company’s earning assets repric

e

or mature over the next 12 months, with 49% in month one Note: Data as of March 31, 2023 * Rate Shock analysis: measures

instantaneous parallel shifts in market rates Rate Ramp analysis: rate changes occur gradually over 12 months time Balance sheet size

and mix held constant from month end position and includes average

YTD loan fees (excluding PPP fees) 19

expense management CROSSFIRST BANKSHARES, INC. $27.7

$29.2 $28.5 $36.4 $38.1 $7.1 $5.4 $8.3 $9.6 $5.2 $2.1 $2.4 $2.1

$3.3 $2.9 $2.5 $2.6 $2.7 $2.8 $3.0 $17.9 $17.1 $18.3 $22.0 $22.6 Q1

2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Salaries & Benefits Occupancy

Data Processing, Software & Comm Other Q1 2023 expenses

included seasonal resetting of compensation accruals and merit increases as well as continued investments in new markets, that have yet to reach full scale The Central acquisition added expense to both Q4 2022 and Q1 2023, primarily in salaries & benefits Expenses in Q1 2023 included $1.5 million of acquisition-related items compared to $3.6 million in Q4 2022 Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. 20

Ample LIQUIDITY and flexibility CROSSFIRST BANKSHARES, INC.

Cash and Cash Equivalents $263 M + Available-for-Sale

Securities* $751 M Available Credit Lines, FHLB, and FRB $968

Available Brokered Deposits & Wholesale Funding $297M On

-Balance Sheet Liquidity Off-Balance Sheet Liquidity $1.014B

+ $1.265B Total Liquidity $2.279B 33% of Total Assets

t *Available-for-Sale Securities $751M = Market Value Net Gain

$222M + Pledgeable $244M + Remaining $285M Note: Data as of

March 31, 2023 21

CROSSFIRST BANKSHARES, INC. Securities portfolio Municipal -

Taxable, 1% Municipal - Tax-Exempt, 63% CMO (Fixed),

1% SBA (Fixed), 11% Other, 2% MBS (Fixed), 22% Fair Value

at March 31, 2023 $751 million At the end of Q1 2023, the portfolio’s duration was approximately 5.2 years The fully tax equivalent yield for Q1 2023 increased 12bps to 3.31% The securities portfolio has net unrealized losses of approximately $68 million as of

March 31, 2023 During Q1 2023, $93 million of securities were purchased at an average tax-equivalent yield of 5.00% and there were

$4 million in MBS paydowns 22

CAPITAL RATIOS CROSSFIRST BANKSHARES, INC.

11.9% 11.9% 12.9% 11.5% 11.5% 12.6% 11.0% 11.1%

12.1% 9.5% 9.5% 10.5% 9.4% 9.5% 10.5% Q1 2022 Q2 2022 Q3

2022 Q4 2022 Q1 2023 Common Equity Tier 1 Tier 1 Risk-Based

Total Risk-Based Capital Capital deployed during Q4 2022

with the closing of the Central acquisition on November 22, 2022 and through significant organic loan growth Maintaining capital levels to support future growth Remain well capitalized as we deploy capital to support growth initiatives 23

CROSSFIRST BANKSHARES, INC. NASDAQ: CFB Acquisition

of Canyon Bancorporation, Inc.

CANYON OVERVIEW & RATIONALE

CROSSFIRST BANKSHARES, INC.


CFB Regional Branches[1] (6)
Canyon Branch (1)
Fort Collins
Boulder
Aurora
Arvada
Highlands Ranch
Centennial
Colorado Springs
Pueblo
Albuquerque
Peoria
Surprise
Gilbert
Glendale
Chandler
Las Cruces
Tucson

Financial Highlights

(For the quarter ended March 31, 2023)

Total Assets:	$211 million
Gross Loans:	$122 million
Total Deposits:	$170 million
ROAA (MRQ, annualized):	0.49%
NIM – FTE (MRQ, annualized):	4.09%
Efficiency Ratio (MRQ):	80.9%
NPAs / Assets:	0.00%
TCE / TA:	7.7%

(1) CFB's regional branches include locations in AZ, CO and NM

Strategic Rationale

- ✓ Complementary to CrossFirst's existing geographic footprint and synergistic with CrossFirst's Phoenix operation
- ✓ Supplements CrossFirst's existing management in Phoenix
- ✓ Provides liquidity and lower-cost deposits
- ✓ Financially attractive means to achieve expansion goals in Arizona
- ✓ Meaningful synergies in expense base
- ✓ Ongoing business opportunities with the principal shareholder of the seller who will become a shareholder

Canyon Overview

- ✓ Founded in 2000 and operating one branch in Tucson, AZ
- ✓ Strong expertise in Owner Occupied Real Estate, C&I and hospitality lending
- ✓ Niche USDA/SBA lending platform
- ✓ Well developed deposit and treasury management solutions
- ✓ Recently increased focus on hospitality lending with an emphasis on the smaller metro hospitality sector

25

Pro forma Bank Level Composition CROSSFIRST BANKSHARES, INC.

CrossFirst Bank Res RE, 7% OO CRE, 9% NOO CRE, 24% Multifamily

, 5% Consumer & Other, 1% C&D, 15% C&I , 39% $5.7bn

MRQ Yield on Loans: 6.56% Canyon Community Bank Bank Level

Loan Composition Res RE, 3% OO CRE, 18% NOO CRE,

49% Multifamily , 4% C&D, 8% C&I , 18% $122mm MRQ Yield

on Loans: 6.01% Pro Forma Res RE, 7% OO CRE, 9% NOO

CRE, 24% Multifamily , 5% Consumer & Other, 1% C&D,

15% C&I , 39% MRQ Yield on Loans: 6.55% Bank Level

Deposit Composition NOW & Other, 11% MMDA & Sav.,

49% Retail Time, 17% Jumbo Time, 6% DDA, 17%

$5.8bn DDA, 17% Loan / Deposits: 97% NOW & Other, 25%

MMDA & Sav., 43% Retail Time, 3% Jumbo Time,

5% DDA, 24% $170mm MRQ Cost of Deposits: 1.12% Loan / Deposits:

72% NOW & Other, 11% MMDA & Sav., 49% Retail Time,

17% Jumbo Time, 6% DDA, 17% $6.0bn MRQ Cost of Deposits:

2.57% Loan / Deposits: 96% Note: Financial data as of March

31, 2023 Source: Company data 26

FRANCHISE ENHANCING TRANSACTION

CROSSFIRST BANKSHARES, INC.

Consideration

- Aggregate deal value of ~$15.1 million (1)
- Merger consideration comprised of ~621 thousand CrossFirst common shares and ~$8.8 million of cash (2)

Transaction Valuation(3)

- Deal Value / TBV: 93%
- Deal Value / MRQ Annualized Earnings: 15.2x
- Premium / Core Deposits: (0.7%)

Expected Financial Impact

- ~1% dilutive to TBVPS
- Immediately accretive to EPS
- Modest TBV earnback period

Required Approvals and Closing

- Customary regulatory approvals
- Canyon shareholders have approved
- Key Canyon directors and shareholders have signed support agreements
- Expected closing in the second half of 2023

(1) Based on a closing price of $10.22 for CFB on April 20, 2023
(2) Subject to certain shareholder election provisions
(3) Transaction valuation multiples based on financial data for the period ended March 31, 2023

27

NON-GAAP Reconciliations CROSSFIRST BANKSHARES, INC. 3/31/2023

Adjusted net income: Net income S 16,108 Add:Acquisition costs

1,477 Add: Acquisition - Day 1 CECL provision - Add: Employee separation - Less: Tax effect111 (310) Adjusted net income

Diluted weighted average common shares outstanding Diluted earnings per common share Adjusted diluted earnings per common share

Quarter Ended (Dollars in thousands, except per share data)

S 11,946 S 17,280 S 15,545 S 16,828 3,570 81 239 - 4,400 - - - - -

1,063 - (2,045) (7) (273) - $ % $ $ Quarter Ended Adjusted return on average assets: Net income S 16,108 S 11,946 (Dollars in thousands)

S 17,280 S 15,545 S 16,828 Adjusted net income 17275 17,871 17,344

16,574 16,828 Average assets $ 6,712,801 S 6,159,783

S 5,764347 S 5,545,657 S 5,563,738 Return on average assets Adjusted return on average assets Quarter Ended Adjusted return on average equity: Net income S 16,108 Adjusted net income 17275 Average equity $ 620,210 $ 11,946 17,871 $ 589,587 (Dollars in thousands)

$ 17,280 $ 15,545 17,344 16574 $ 613206 S 614541 $ 16,828 16,828

S 653,747 Return on average equity 10.53 % Adjusted return on average equity Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions and permanent tax benefit associated with stock-based grants 28

NON-GAAP RECONCILIATIONS

CROSSFIRST BANKSHARES, INC.

	Quarter Ended 3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	(Dollars in thousands, except per share data)				
Tangible common stockholders' equity:					
Total stockholders' equity	$ 645,491	$ 608,599	$ 580,547	$ 608,016	$ 623,199
Less: goodwill and other intangible assets	28,259	29,081	71	91	110
Less: preferred stock	7,750	-	-	-	-
Tangible common stockholders' equity	$ 609,482	$ 579,518	$ 580,476	$ 607,925	$ 623,089
Tangible book value per common share:					
Tangible common stockholders' equity	$ 609,482	$ 579,518	$ 580,476	$ 607,925	$ 623,089
Common shares outstanding at end of period	48,600,618	48,448,215	48,787,696	49,535,949	49,728,253
Book value per common share	$ 13.28	$ 12.56	$ 11.90	$ 12.27	$ 12.53
Tangible book value per common share	$ 12.54	$ 11.96	$ 11.90	$ 12.27	$ 12.53

	Quarter Ended 3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	(Dollars in thousands)				
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)[1]					
Non-interest expense	$ 38,092	$ 36,423	$ 28,451	$ 29,203	$ 27,666
Less: Acquisition costs	(1,477)	(3,570)	(81)	(239)	-
Less: Core deposit intangible amortization	(822)	(291)	-	-	-
Less: Employee separation	-	-	-	(1,063)	-
Adjusted Non-interest expense (numerator)	$ 35,793	$ 32,562	$ 28,370	$ 27,901	$ 27,666
Net interest income	58,221	54,015	49,695	46,709	43,115
Tax equivalent interest income(1)	797	818	820	808	775
Non-interest income (loss)	4,421	4,359	3,780	4,201	4,942
Total tax-equivalent income (denominator)	$ 63,439	$ 59,192	$ 54,295	$ 51,718	$ 48,832
Efficiency Ratio	60.81 %	62.40 %	53.20 %	57.36 %	57.57 %
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)[1]	56.42 %	55.01 %	52.25 %	53.95 %	56.66 %

(1) Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental rate used is 21.0%.

29

NON-GAAP Reconciliations CROSSFIRST BANKSHARES, INC. Three

Months Ended Pre-Tax Pre-Provision Profit: Net income

before taxes Add: Provision for credit losses Pre-Tax Pre-Provision

Profit 3/31/2023 S 20,129 4,421 S 24,550 Twelve Months Ended

12/31/2022 12/31/2021 (Dollars in thousands) S 77,572 11,501

S 86,969 (4,000) S 15314 56,700 S 32,611 29,900 30